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                                                                    EXHIBIT (iv)
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                                                                     Page 1 of 4

                               PITNEY BOWES INC.
                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------

The Registrant, Pitney Bowes Inc., a Delaware Corporation, has no parent.

               The following are subsidiaries of the Registrant
                           (as of December 31, 2000)

                                                     Country or
                                                      state of
Company name                                        incorporation
------------                                        -------------

Adrema Leasing Corporation                          Delaware
Adrema Maschinen - und - Auto Leasing GmbH          Germany
Adrema Maschinenbau Inc.                            Delaware
Andeen Enterprises, Inc.                            Panama
Artec International Corporation                     California
AS Frankering                                       Norway
B. Williams Holdings Corp.                          Delaware
B. Williams Funding Corp.                           Delaware
Canadian Office Services (Toronto) Limited          Canada
Cascade Microfilm Systems, Inc.                     California
Chas. P. Young Health Fitness & Management, Inc.    New York
CPLC Inc.                                           Delaware
Datarite Systems Ltd.                               England
ECL Finance Company, NV                             Netherlands
Elmcroft Road Realty Corporation                    Connecticut
FSL Holdings Inc.                                   Connecticut
FSL Risk Managers Inc.                              New York
Harlow Aircraft Inc.                                Delaware
Informatech Inc.                                    California
La Agricultora Ecuatoriana S.A.                     Ecuador
Lease Continental GmbH                              Germany
Norlin Australia Investments Pty. Ltd.              Australia
Norlin Industries Ltd.                              Canada
Norlin Music (U.K.) Ltd.                            England
Oy Adrema Helsinki                                  Finland
PB Air Inc.                                         Nevada
PB Australia Funding Pty. Ltd.                      Australia
PB Canada Funding Ltd.                              Canada
PB Equipment Management Inc.                        Delaware
PB Forms, Inc.                                      Nebraska
PB Funding Corporation                              Delaware
PB Global Holdings Inc.                             Connecticut
PB Global Holdings II Inc.                          Connecticut
PB Global Holdings III Inc.                         Connecticut
PB Global Holdings IV Inc.                          Connecticut
PB Lease Holdings Inc.                              Nevada
PB Leasing Corporation                              Delaware
PB Leasing June Ltd.                                England
PB Leasing March Ltd.                               England
PB Leasing September Ltd.                           England
PB Leasing Services Inc.                            Nevada
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                                                                    EXHIBIT (iv)
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                                                                     Page 2 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------

                                                     Country or
                                                      state of
Company name                                        incorporation
------------                                        -------------

PB Miles Inc.                                       Delaware
PB Municipal Funding Inc.                           Nevada
PB/PREFCO Real Estate Holdings Inc.                 Delaware
PB Production International Corporation             Delaware
PB Professional Services Inc.                       Delaware
PB Public Finance Inc.                              Delaware
PBA Foreign Sales Corporation                       Barbados
PB World Trade Corporation                          Delaware
PB CFSC I Inc.                                      Virgin Islands
PB Nikko FSC Ltd.                                   Bermuda
PB Nihon FSC Ltd.                                   Bermuda
PBG Holdings Inc.                                   Delaware
Pitney Bowes Australia Pty.                         Australia
Pitney Bowes Australia FAS Pty. Limited             Australia
Pitney Bowes Austria Ges.m.b.H                      Austria
Pitney Bowes of Canada Ltd.                         Canada
Pitney Bowes Canada Holdings Limited                Canada
Pitney Bowes China Inc.                             Delaware
Pitney Bowes Credit Australia Limited               Australia
Pitney Bowes Credit Corporation                     Delaware
Pitney Bowes Data Systems, Ltd.                     Delaware
Pitney Bowes de Mexico, S.A. de C.V.                Mexico
Pitney Bowes Deutschland GmbH                       Germany
Pitney Bowes Espana, S.A.                           Spain
Pitney Bowes Finance S.A.                           France
Pitney Bowes Finans Norge AS                        Norway
Pitney Bowes Finance PLC (formerly PB Leasing Ltd.) England
Pitney Bowes Finance Ireland Limited                Ireland
Pitney Bowes France S.A.                            France
Pitney Bowes Global Limited                         England
Pitney Bowes Holdings Ltd.                          England
Pitney Bowes Hong Kong Inc.                         Delaware
Pitney Bowes Hong Kong Ltd.                         Hong Kong
Pitney Bowes India Inc.                             Delaware
Pitney Bowes Insurance Agency, Inc.                 Connecticut
Pitney Bowes International                          Ireland
Pitney Bowes International Funding                  Ireland
Pitney Bowes International Holdings, Inc.           Delaware
Pitney Bowes Italia S.r.l.                          Italy
Pitney Bowes Japan KK                               Japan
Pitney Bowes (Ireland) Limited                      Ireland
Pitney Bowes (Macau) Limited                        Macau
Pitney Bowes Mail and Messaging Systems
  (Shanghai) Co Ltd.                                Shanghai
Pitney Bowes Management Services, Inc.              Delaware
Pitney Bowes Management Services Canada, Inc.       Canada
Pitney Bowes Management Services Limited            England
Pitney Bowes New Zealand Limited                    New Zealand
Pitney Bowes Nova Scotia ULC                        Canada
Pitney Bowes Oy                                     Finland
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                                                                    EXHIBIT (iv)
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                                                                     Page 3 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------
                                                     Country or
                                                      state of
Company name                                        incorporation
------------                                        -------------

Pitney Bowes Limited                                England
Pitney Bowes Properties Inc.                        Connecticut
Pitney Bowes Real Estate Financing Corporation      Delaware
Pitney Bowes SA (Pty) Ltd.                          South Africa
Pitney Bowes Servicios, S.A. de C.V.                Mexico
Pitney Bowes Shelton Realty Inc.                    Connecticut
Pitney Bowes Svenska Aktiebolag                     Sweden
Pitney Bowes (Switzerland) AG                       Switzerland
Pitney Bowes (Thailand) Limited                     Thailand
Pitney Bowes World Trade Corporation                Virgin Islands
Pitney Structured Funding I Inc.                    Delaware
Pitney B2B Capital.com Inc.                         Delaware
PitneyWorks.com Inc.                                Delaware
PitneyWorks.com L.L.C.                              Delaware
PitneyWorks.com Connecticut Inc.                    Connecticut
PREFCO I LP Inc.                                    Delaware
PREFCO II SPE Inc.                                  Delaware
PREFCO II Inc.                                      Delaware
PREFCO III LP Inc.                                  Delaware
PREFCO IV LP Inc.                                   Delaware
PREFCO V LP Inc.                                    Delaware
PREFCO VI Inc.                                      Delaware
PREFCO VI LP Inc.                                   Delaware
PREFCO VII Inc.                                     Delaware
PREFCO VII LP Inc.                                  Delaware
PREFCO VIII LP Inc.                                 Delaware
PREFCO IX LP Inc.                                   Delaware
PREFCO XI LP Inc.                                   Delaware
PREFCO XII LP Inc.                                  Delaware
PREFCO XIII Inc.                                    Delaware
PREFCO XIII LP Inc.                                 Delaware
PREFCO XIV LP Inc.                                  Delaware
PREFCO XV LP Inc.                                   Delaware
PREFCO XVI Inc.                                     Delaware
PREFCO XVI LP Inc.                                  Delaware
PREFCO XVII Inc.                                    Delaware
PREFCO XVII LP Inc.                                 Delaware
PREFCO XVIII LP Inc.                                Delaware
PREFCO XIX LP Inc.                                  Delaware
PREFCO XXI Inc.                                     Delaware
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                                                                    EXHIBIT (iv)
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                                                                     Page 4 of 4
SUBSIDIARIES OF THE REGISTRANT (continued)
------------------------------
                                                             Country or
                                                              state of
Company name                                                incorporation
------------                                                -------------

PREFCO XXI LP Inc.                                          Delaware
PREFCO XXII Inc.                                            Delaware
PREFCO XXII LP Inc.                                         Delaware
PREFCO XXIV Inc.                                            Delaware
PREFCO - Dayton Community Urban Redevelopment Corporation   Ohio
PREFCO Twelve Holdings Inc.                                 Delaware
Remington Customer Finance Pty. Limited                     Australia
ROM Holding Pty. Limited                                    Australia
ROM Securities Pty. Limited                                 Australia
Sales & Service Training Center Inc.                        Georgia
SIG - GP, L.L.C.                                            Delaware
Techno Mail Service K.K.                                    Japan
The Pitney Bowes Bank, Inc.                                 Utah
Time-Sensitive Delivery Guide Inc.                          Delaware
Tower FSC, Ltd.                                             Bermuda
Universal Postal Frankers Ltd.                              England
Waterview Resolution Trust Corporation                      Massachusetts
Wheeler Insurance, Ltd.                                     Vermont
1136 Corporation                                            Delaware
75 V Corp.                                                  Delaware